UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


            Date of Report (Date of earliest reported) June 21, 2000


                          BENTLEY COMMUNICATIONS CORP.
                      (FORMERLY KYRENIA ACQUISITION CORP.)
               (Exact name of registrant as specified in charter)


           Florida                     000-27347                 58-2534003
(State or other jurisdiction         (Commission               (IRS Employer
        of incorporation)            File Number)            Identification No.)


 100 Oceangate Boulevard, Suite 1200, Long Beach, CA        90802-4322
       (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code  (562) 628-5534

ITEM 4.    CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 21, 2000, the Company dismissed its certifying accountant, Parker & Co. ("Parker"). Parker's report on the financial statements for the three month period ended March 31, 2000 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to dismiss Parker was approved by the Company's Board of Directors. During the three month period ended March 31, 2000, the Company has not had any disagreements with Parker on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Company has engaged Stefanou & Co., LLP ("Stefanou") as its certifying accountant as of June 21, 2000 for the Company's fiscal year ending June 30, 2000.

Parker's letter, which is required pursuant to Item 304(a)(3) of Regulation S-B, is attached.


ITEM 7.     FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL  INFORMATION
            AND EXHIBITS


(b)         Exhibits

            16         Letter on change in certifying accountant


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized

Date:  June 21, 2000                                Bentley Communications Corp.


                                                    /s/ Gordon Lee
                                                    --------------
                                                    Gordon F. Lee
                                                    President

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